TRAVELERS RETIREMENT ACCOUNT
                                                 THE TRAVELERS INSURANCE COMPANY
                                          THE TRAVELERS LIFE AND ANNUITY COMPANY
                                                   SUPPLEMENT DATED MAY 20, 2002
                                                 TO PROSPECTUS DATED MAY 1, 2002


For a limited time, on or about March 1, 2002, The Travelers Insurance Company began to offer certain contract owners the ability to exchange their Travelers Universal Annuity contracts for the Travelers Retirement Account contract. To be eligible to participate in this temporary exchange offer:

o a Travelers Universal Annuity contract owner must have purchased his or her contract in connection with a retirement plan that is qualified under
     Section 403(b) or 457 under the Internal Revenue Code of 1986, as amended; and
o the qualified plan under which that Travelers Universal Annuity contract owner purchased his or her contract no longer uses The Travelers Insurance Company as its primary insurance carrier for that Section 403(b) or 457 plan.
o a Travelers Universal Annuity contract owner must meet the minimum eligibility requirements to purchase Travelers Retirement Account (must be at least 40 years of age and must make purchase payment of at least $20,000; and
o    the Travelers Universal Annuity contract must be at least 5 years old.

If a Travelers Universal Annuity contract owner elects to participate in the exchange offer, we will waive any surrender charge due under that Travelers Universal Annuity contract. Should a contract owner who exchanged from the Travelers Universal Annuity Contract take a withdrawal from the Travelers Retirement Account contract, we will assess a withdrawal charge. However, when we compute the withdrawal charge on the amounts that were exchanged from the Travelers Universal Annuity into the Travelers Retirement Account contract, we will give the contract owner credit for time he or she held those amounts in the Travelers Universal Annuity contract. For more information about this temporary exchange offer, including the continued availability of the offer, please contact your registered representative.

Please keep this supplement with your prospectus for future reference.







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